Oppenheimer Discovery Mid Cap Growth Fund

Supplement dated March 21, 2014 to the Prospectus dated February 28, 2014

This supplement amends the Prospectus of Oppenheimer Discovery Mid Cap Growth Fund (the “Fund”) dated February 28, 2014, and is in addition to any other supplement(s).

Effective immediately:

1.	The section titled “Changes To The Fund’s Investment Policies” is deleted in its entirety and replaced with the following:

Changes To The Fund’s Investment Policies. The Fund’s fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. Shareholders will receive 60 days’ advance notice of any change in the 80% investment policy described in “Principal Investment Strategies.” The Fund’s investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund’s Statement of Additional Information. An investment policy or restriction is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

March 21, 2014	PS0721.027